UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21147

Eaton Vance California Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Municipal Bond Funds

Annual Report

September 30, 2020

Municipal (EIM)    •    California (EVM)    •    New York (ENX)

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Funds’ transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Funds electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2020

Eaton Vance

Municipal Bond Funds

Eaton Vance

Municipal Bond Funds

September 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period opened on October 1, 2019, Treasury and municipal bond rates were trending modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations. Rates continued to move upward through the end of 2019.

In January 2020, however, news of the outbreak of a new coronavirus in China raised investor concerns and led to a “flight to quality” that sparked a brief bond market rally. As the virus turned into a global pandemic in February and March, however, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Economic activity decreased and credit markets, along with equities, declined in value amid significant volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures intended to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These moves helped calm the markets and initiated a new municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors as demand overwhelmed supply. As municipal bonds offered attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020 — following substantial outflows in March and April.

Midway through August, however, the municipal rally stalled. Rates hit bottom for the fiscal year on August 11, with 10-year municipal bonds at a yield of 0.58%. During the rest of the period, prices fell and yields rose, driven in part by Congress’ failure to pass another stimulus bill, $400-$500 billion of which had been projected for state and local government assistance.

As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer — putting further downward pressure on municipal bond prices and upward pressure on yields. In addition, the Fed announced at the end of August a policy shift to allow inflation to run above its 2% target until the U.S. unemployment rate is very low — raising inflation concerns among some investors.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index (the Index), a broad measure of the asset class, returned 4.09% during the period — despite a 3.63% decline in March 2020. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings generally outperformed lower rated issues during the period.

Fund Performance

For the 12-month period ended September 30, 2020, Eaton Vance Municipal Bond Fund and Eaton Vance California Municipal Bond Fund at net asset value of its common shares (NAV) outperformed the 4.09% return of the Funds’ benchmark, the Index. Eaton Vance New York Municipal Bond Fund at NAV underperformed the Index during the period.

The Funds’ overall strategy is to invest primarily in higher quality bonds rated “A” or higher.

In managing the Funds, management employs leverage through residual interest bond financing to seek to enhance the Funds’ tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, magnifying a Fund’s exposure to its underlying investments in both up and down market environments.

During this period, when rates fell and bond prices rose for the period as a whole, the leverage amplified the appreciation in the price of bonds held by the Funds and generated additional tax-exempt bond income, enhancing the total return of the Funds. By comparison, the Index does not employ leverage. The Fed’s actions during the period to lower interest rates also reduced the borrowing costs associated with residual interest bonds, further contributing to the positive performance impact of the Funds’ use of leverage.

Fund Specific Results

Eaton Vance Municipal Bond Fund returned 4.99% at NAV, outperforming the 4.09% return of the Index. The main contributors to performance versus the Index included leverage; an overweight position, relative to the Index, in the water and sewer sector, which was the best-performing sector in the Index during the period; and an overweight position in zero-coupon bonds. The chief detractors from results versus the Index included an overweight position in prerefunded, or escrowed, bonds; security selection in 4% coupon bonds; and an overweight position in Illinois bonds. Financially, Illinois was one of the hardest-hit states early in the coronavirus pandemic, and prices of Illinois bonds declined due to uncertainty about the economic effects of the pandemic.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Bond Funds

September 30, 2020

Management’s Discussion of Fund Performance1 — continued

Eaton Vance California Municipal Bond Fund returned 4.93% at NAV, outperforming the 4.09% return of the Index. Leverage, an overweight position in local general obligation bonds, and security selection in bonds with 22 or more years remaining to maturity contributed to performance relative to the Index. In contrast, security selection in the water and sewer sector, security selection in 4% coupon bonds, and security selection in zero-coupon bonds all detracted from performance versus the Index.

Eaton Vance New York Municipal Bond Fund returned 2.37% at NAV, underperforming the 4.09% return of the Index. Key detractors from performance versus the Index included security selection in the transportation and the water and sewer sectors, as well as security selection in zero-coupon bonds. Primary contributors to performance relative to the Index included leverage, security selection in 3% coupon bonds, and security selection in BBB-rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Bond Fund

September 30, 2020

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	08/30/2002	4.99%	5.17%	6.54%
Fund at Market Price	—	6.15	5.99	5.22

Bloomberg Barclays Municipal Bond Index	—	4.09%	3.84%	3.99%

% Premium/Discount to NAV[4]

				–6.26%

Distributions[5]

Total Distributions per share for the period				$0.563
Distribution Rate at NAV				4.24%
Taxable-Equivalent Distribution Rate at NAV				7.16%
Distribution Rate at Market Price				4.52%
Taxable-Equivalent Distribution Rate at Market Price				7.64%

% Total Leverage[6]

Residual Interest Bond (RIB) Financing				42.68%

Fund Profile

Credit Quality (% of total investments)7,8

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Bond Fund

September 30, 2020

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Trevor G. Smith

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	08/30/2002	4.93%	4.73%	5.64%
Fund at Market Price	—	4.46	4.33	3.95

Bloomberg Barclays Municipal Bond Index	—	4.09%	3.84%	3.99%

% Premium/Discount to NAV[4]

				–10.27%

Distributions[5]

Total Distributions per share for the period				$0.463
Distribution Rate at NAV				3.97%
Taxable-Equivalent Distribution Rate at NAV				8.65%
Distribution Rate at Market Price				4.43%
Taxable-Equivalent Distribution Rate at Market Price				9.65%

% Total Leverage[6]

RIB Financing				41.05%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

New York Municipal Bond Fund

September 30, 2020

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Christopher J. Eustance, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	08/30/2002	2.37%	3.73%	5.05%
Fund at Market Price	—	–1.21	3.42	3.54

Bloomberg Barclays Municipal Bond Index	—	4.09%	3.84%	3.99%

% Premium/Discount to NAV[4]

				–10.94%

Distributions[5]

Total Distributions per share for the period				$0.484
Distribution Rate at NAV				3.98%
Taxable-Equivalent Distribution Rate at NAV				7.90%
Distribution Rate at Market Price				4.47%
Taxable-Equivalent Distribution Rate at Market Price				8.87%

% Total Leverage[6]

RIB Financing				38.34%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

Eaton Vance Municipal Bond Fund

Investment Objective and Principal Strategies

The Fund’s investment objective is to provide current income exempt from federal income.

During normal market conditions, at least 80% of the Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including the alternative minimum tax (“AMT”) and that are rated A or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). The foregoing 80% policy may not be changed without shareholder approval. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective. The Fund may invest up to 20% of its net assets in municipal obligations rated BBB/Baa or below (or unrated obligations deemed by the Fund’s adviser, Eaton Vance Management (“Eaton Vance”), to be of equivalent quality), provided that not more than 15% of its net assets may be invested in municipal obligations rated below B (or unrated obligations deemed by Eaton Vance to be of equivalent quality) and may invest up to 20% of its net assets in bonds on which the interest is subject to the AMT. When a municipal obligation is split rated (meaning rated in different categories by Moody’s, S&P or Fitch) the Fund will deem the higher rating to apply.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financial futures contracts and related options, interest rate swaps and forward rate contracts. The Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“RIBs”). The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest. The Fund may purchase and sell financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes.

Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the Fund’s NAV of any increase or decrease in the value of investments held. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment. The Fund intends to use leverage to provide the holders of common shares with a potentially higher return. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The use of leverage through issuance of preferred shares by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that each Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, each Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.

Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Eaton Vance California Municipal Bond Fund

Investment Objective and Principal Strategies

The Fund’s investment objective is to provide current income exempt from federal income tax and California State personal income taxes.

During normal market conditions, at least 80% of the Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including the alternative minimum tax (“AMT”), and California State personal income taxes and that are rated A or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). The foregoing 80% policy may not be changed without shareholder approval. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective. The Fund may invest up to 20% of its net assets in municipal obligations rated BBB/Baa or below (or unrated obligations deemed by the Fund’s adviser, Eaton Vance Management (“Eaton Vance”), to be of equivalent quality), provided that not more than 15% of its net assets may be invested in municipal obligations rated below B (or unrated obligations deemed by Eaton Vance to be of equivalent quality) and may invest up to 20% of its net assets in bonds on which the interest is subject to the AMT. When a municipal obligation is split rated (meaning rated in different categories by Moody’s, S&P or Fitch) the Fund will deem the higher rating to apply.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financial futures contracts and related options, interest rate swaps and forward rate contracts. The Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“RIBs”). The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest. The Fund may purchase and sell financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes.

Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the Fund’s NAV of any increase or decrease in the value of investments held. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is

See Endnotes and Additional Disclosures in this report.

10

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

downgraded by a rating agency, the value of such obligations may be negatively affected.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment. The Fund intends to use leverage to provide the holders of common shares with a potentially higher return. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The use of leverage through issuance of preferred shares by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that each Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, each Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

12

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Eaton Vance New York Municipal Bond Fund

Investment Objective and Principal Strategies

The Fund’s investment objective is to provide current income exempt from federal income tax and New York State and New York City personal income taxes.

During normal market conditions, at least 80% of the Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including the alternative minimum tax (“AMT”), and New York State and New York City personal income taxes and that are rated A or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). The foregoing 80% policy may not be changed without shareholder approval. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective. The Fund may invest up to 20% of its net assets in municipal obligations rated BBB/Baa or below (or unrated obligations deemed by the Fund’s adviser, Eaton Vance Management (“Eaton Vance”), to be of equivalent quality), provided that not more than 15% of its net assets may be invested in municipal obligations rated below B (or unrated obligations deemed by Eaton Vance to be of equivalent quality) and may invest up to 20% of its net assets in bonds on which the interest is subject to the AMT. When a municipal obligation is split rated (meaning rated in different categories by Moody’s, S&P or Fitch) the Fund will deem the higher rating to apply.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financial futures contracts and related options, interest rate swaps and forward rate contracts. The Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“RIBs”). The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest. The Fund may purchase and sell financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes.

Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the Fund’s NAV of any increase or decrease in the value of investments held. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

See Endnotes and Additional Disclosures in this report.

13

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment. The Fund intends to use leverage to provide the holders of common shares with a potentially higher return. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The use of leverage through issuance of preferred shares by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that each Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, each Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S.

See Endnotes and Additional Disclosures in this report.

14

Eaton Vance

Municipal Bond Funds

September 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues. Please refer to the Fund’s Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the

Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

15

Eaton Vance

Municipal Bond Funds

September 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility).

The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

Fund profiles subject to change due to active management.

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of each Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less

16

Eaton Vance

Municipal Bond Funds

September 30, 2020

Endnotes and Additional Disclosures — continued

than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by each Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

Effective December 31, 2019, Trevor G. Smith joined the portfolio management team of the California Municipal Bond Fund and Christopher J. Eustance joined the portfolio management team of the New York Municipal Bond Fund.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

17

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 170.5%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.7%

Ohio Economic Development, (Ohio Enterprise Bond Fund), 6.00%, 12/1/34	$700	$706,637

Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	375	492,555

Texas Water Development Board, 4.00%, 10/15/37(1)	4,875	5,822,017

		$7,021,209

Education — 13.0%

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	$4,750	$5,374,150

District of Columbia, (KIPP DC), 4.00%, 7/1/39	275	298,136

District of Columbia, (KIPP DC), 4.00%, 7/1/44	270	288,984

District of Columbia, (KIPP DC), 4.00%, 7/1/49	385	409,713

Houston Higher Education Finance Corp., TX, (St. John’s School), Prerefunded to 9/1/22, 5.25%, 9/1/33	4,550	4,983,160

Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	9,525	11,442,287

Massachusetts Development Finance Agency, (Northeastern University), 5.25%, 3/1/37	1,650	1,850,227

Massachusetts Development Finance Agency, (Williams College), 5.00%, 7/1/46(1)	7,050	8,569,698

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,710	7,500,656

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	11,469,769

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/47(1)	10,000	11,499,100

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/29(1)	1,675	2,160,197

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/31(1)	1,125	1,438,324

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(1)	8,500	10,730,570

North Carolina Capital Facilities Finance Agency, (Duke University), Prerefunded to 10/1/25, 5.00%, 10/1/41(1)	10,000	12,318,300

Ohio Higher Educational Facility Commission, (Oberlin College), 5.00%, 10/1/33	500	549,310

Pennsylvania State University, 5.00%, 9/1/42(1)	3,750	4,575,225

State Public School Building Authority, PA, (Northampton County Area Community College), 5.50%, 3/1/31	750	763,770

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Swarthmore Borough Authority, PA, (Swarthmore College), 5.00%, 9/15/46(1)	$3,000	$3,755,370

University of Cincinnati, OH, 5.00%, 6/1/45(1)	7,500	8,932,200

University of Michigan, 5.00%, 4/1/40(1)	15,000	17,976,750

University of Michigan, 5.00%, 4/1/48(1)	3,500	4,328,695

		$131,214,591

Electric Utilities — 5.8%

Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/40	$2,650	$3,032,527

Los Angeles Department of Water and Power, CA, Power System Revenue, 4.00%, 7/1/46(1)	3,000	3,316,560

Michigan Public Power Agency, 5.00%, 1/1/43	700	730,121

New York Power Authority, 4.00%, 11/15/50(1)	12,500	14,545,125

Ohio Air Quality Development Authority, (Buckeye Power, Inc.), 6.00%, 12/1/40	500	504,605

Omaha Public Power District, NE, 5.00%, 2/1/40(1)	16,000	18,323,360

Omaha Public Power District, NE, 5.00%, 2/1/42(1)	10,000	12,406,100

Utility Debt Securitization Authority, NY, 5.00%, 12/15/35	5,000	5,710,800

		$58,569,198

Escrowed / Prerefunded — 12.5%

California Department of Water Resources, Prerefunded to 12/1/20, 5.25%, 12/1/35(1)	$9,715	$9,797,092

Honolulu City and County, HI, Wastewater System, Prerefunded to 7/1/21, 5.25%, 7/1/36(1)	9,750	10,123,425

Kent Hospital Finance Authority, MI, (Spectrum Health System), Prerefunded to 1/15/22, 5.00%, 1/15/31	750	796,718

King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	6,000	6,071,280

King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	4,000	4,048,520

Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/30(1)	10,000	10,483,100

Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/36(1)	13,800	14,466,678

New York Dormitory Authority, Sales Tax Revenue, Prerefunded to 3/15/23, 5.00%, 3/15/35	13,750	15,385,700

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(1)	2,750	2,800,187

North Carolina, Limited Obligation Bonds, Prerefunded to 5/1/21, 5.00%, 5/1/30(1)	10,000	10,284,900

Unified Government of Wyandotte County/Kansas City Board of Public Utilities, KS, Prerefunded to 9/1/21, 5.00%, 9/1/36	4,110	4,290,429

18	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

University of Colorado, (University Enterprise Revenue), Prerefunded to 6/1/21, 5.25%, 6/1/36(1)	$10,000	$10,341,700

University of Massachusetts Building Authority, Prerefunded to 11/1/22, 5.00%, 11/1/39(1)	14,175	15,596,327

Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), Prerefunded to 11/15/21, 5.00%, 11/15/41(1)	11,500	12,116,860

		$126,602,916

General Obligations — 32.1%

Allegheny County, PA, 5.00%, 11/1/43(1)	$3,800	$4,709,530

Boston, MA, 5.00%, 5/1/38(1)	2,000	2,539,920

California, 5.00%, 10/1/33(1)	18,800	21,993,368

California, 5.00%, 8/1/46(1)	15,000	18,127,050

Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	10,000	10,126,200

Chicago, IL, 5.00%, 1/1/44	19,880	20,209,809

Cleveland, OH, 5.00%, 12/1/43(1)	2,225	2,749,343

Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	6,500	9,225,255

District of Columbia, 5.00%, 6/1/43(1)	12,000	14,988,360

Forest Hills Local School District, OH, 5.00%, 12/1/46(1)	2,225	2,591,324

Humble Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/43(1)	20,000	24,122,400

Illinois, 4.00%, 11/1/38	13,000	12,424,880

Illinois, 4.00%, 11/1/40	2,000	1,885,440

Illinois, 5.50%, 5/1/39	810	887,639

Illinois, 5.75%, 5/1/45	830	912,029

Jackson Public Schools, MI, 5.00%, 5/1/48(1)	2,150	2,601,070

Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	2,000	2,030,020

Massachusetts, 5.00%, 9/1/38(1)	18,500	23,378,265

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/27	260	263,520

Morgan Hill Unified School District, CA, (Election of 2012), 4.00%, 8/1/47(1)	10,000	11,308,800

New York, NY, 5.00%, 10/1/32	10,000	10,876,200

Ohio, 5.00%, 2/1/37(1)	2,225	2,697,212

Oregon, Prerefunded to 8/1/21, 5.00%, 8/1/35(1)	6,750	7,022,767

Pennsylvania, 4.00%, 4/1/29(1)	3,000	3,246,330

Pennsylvania, 5.00%, 3/1/32(1)	2,750	3,480,867

Peters Township School District, PA, 5.00%, 9/1/40(1)	3,225	4,015,544

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Shoreline School District No. 412, WA, 4.00%, 6/1/38(1)	$2,800	$3,300,864

State College Area School District, PA, 5.00%, 5/15/44(1)	3,650	4,530,234

Tacoma School District No. 10, WA, Prerefunded to 12/1/25, 5.00%, 12/1/39(1)	10,000	12,394,900

Trenton Public Schools, MI, 5.00%, 5/1/42(1)	2,150	2,625,193

Upper Arlington City School District, OH, 5.00%, 12/1/48(1)	2,225	2,716,325

Walled Lake Consolidated School District, MI, 5.00%, 5/1/34	635	721,589

Washington, 4.00%, 7/1/28(1)	10,000	10,613,300

Washington, 5.00%, 2/1/35(1)	23,500	26,849,220

Washington, 5.00%, 2/1/38(1)	10,000	12,511,700

Washington, 5.00%, 6/1/38(2)	1,540	1,996,086

Washington, 5.00%, 6/1/40(2)	2,500	3,220,400

Wayland, MA, 5.00%, 2/1/33	340	344,872

Wayland, MA, 5.00%, 2/1/36	510	517,018

Will County, IL, 5.00%, 11/15/45(1)	19,725	23,217,706

Winchester, MA, 5.00%, 4/15/36	160	163,562

		$324,136,111

Hospital — 12.4%

Allen County, OH, (Mercy Health), 4.00%, 8/1/47(1)	$900	$993,420

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	1,000	1,018,630

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	1,770	1,802,639

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	5,200	5,972,720

Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	250	269,153

Chester County Health and Education Facilities Authority, PA, (Main Line Health System), 4.00%, 9/1/50	11,625	13,268,891

Franklin County, OH, (Trinity Health Credit Group), 5.00%, 12/1/47(1)	2,200	2,629,000

Grand Traverse Hospital Finance Authority, MI, (Munson Healthcare Obligated Group), 5.375%, 7/1/35	750	769,943

Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/34	250	280,003

Hamilton County, OH, (UC Health), 4.00%, 9/15/50	3,335	3,613,472

Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/38	3,150	3,469,630

Martin County Health Facilities Authority, FL, (Cleveland Clinic Health System), 4.00%, 1/1/46(1)	10,000	11,378,000

19	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Maryland Health and Higher Educational Facilities Authority, (Frederick Health System), 4.00%, 7/1/45	$250	$275,120

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/41(1)	10,000	11,752,900

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/47(1)	2,375	2,769,297

Massachusetts Health and Educational Facilities Authority, (Southcoast Health System), 5.00%, 7/1/29	1,000	1,002,660

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42(1)	7,300	8,792,850

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/36	500	521,245

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/41	755	787,080

Monroeville Finance Authority, PA, (UPMC Obligated Group), 5.00%, 2/15/42	500	533,735

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	135	152,196

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39(1)	1,750	2,064,510

New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.25%, 7/1/35	5,000	5,509,400

Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	170	170,315

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	565	617,296

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	165	179,368

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/42(1)	1,600	1,794,512

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/39	1,000	1,106,170

Tampa, FL, (BayCare Health System), 4.00%, 11/15/46(1)	3,000	3,294,570

Tampa, FL, (BayCare Health System), 5.00%, 11/15/46(1)	12,000	14,060,160

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(1)	12,900	14,789,592

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/33	1,600	1,874,608

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	$7,605	$8,273,860

		$125,786,945

Housing — 0.1%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	$175	$176,533

Seattle Housing Authority, WA, 3.625%, 12/1/43	1,000	1,076,320

		$1,252,853

Industrial Development Revenue — 0.5%

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	$4,840	$5,011,191

		$5,011,191

Insured – Bond Bank — 0.1%

Puerto Rico Municipal Finance Agency, (AGM), 5.00%, 8/1/27	$700	$713,839

		$713,839

Insured – Education — 2.6%

Massachusetts College Building Authority, (AGC), 5.50%, 5/1/39	$700	$1,066,464

Massachusetts Development Finance Agency, (Boston University), (AGC), 6.00%, 5/15/59	1,105	1,476,656

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	750	1,078,567

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	15,900	22,865,631

		$26,487,318

Insured – Electric Utilities — 2.4%

Chelan County Public Utility District No. 1, WA, (Columbia River), (NPFG), 0.00%, 6/1/23	$6,335	$6,228,445

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/27	2,750	2,521,970

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/38	1,000	628,130

Louisiana Energy and Power Authority, (AGM), 5.25%, 6/1/38	5,640	6,245,003

20	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	$5,000	$4,645,200

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/23	1,095	1,122,462

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	1,530	1,580,918

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	490	505,004

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	1,085	1,116,639

		$24,593,771

Insured – Escrowed / Prerefunded — 1.8%

Bay City Brownfield Redevelopment Authority, MI, (BAM), Prerefunded to 10/1/23, 5.375%, 10/1/38	$500	$576,630

Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), Escrowed to Maturity, 0.00%, 1/1/22	13,145	13,092,683

Massachusetts College Building Authority, (NPFG), Escrowed to Maturity, 0.00%, 5/1/26	1,600	1,552,560

Michigan House of Representatives, (AMBAC), Escrowed to Maturity, 0.00%, 8/15/23	2,615	2,584,457

		$17,806,330

Insured – General Obligations — 8.8%

Chicago Park District, IL, (BAM), 5.00%, 1/1/39(1)	$13,600	$14,798,568

Cincinnati City School District, OH, (AGM), (FGIC), 5.25%, 12/1/30	4,500	6,342,570

Clark County, NV, (AMBAC), 2.50%, 11/1/36	11,845	11,858,148

Erie School District, PA, (AMBAC), 0.00%, 9/1/30	1,000	810,350

Frisco Independent School District, TX, (PSF Guaranteed), (AGM), 2.75%, 8/15/39	9,530	9,536,290

Irvington Township, NJ, (AGM), 0.00%, 7/15/26	4,165	3,892,651

Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), 0.00%, 1/1/22	16,605	16,503,377

Livonia Public Schools, MI, (AGM), 5.00%, 5/1/43	750	820,680

Massachusetts, (AMBAC), 5.50%, 8/1/30	1,900	2,684,890

McKeesport School District, PA, (NPFG), 0.00%, 10/1/21	2,555	2,538,009

Nassau County, NY, (AGM), 5.00%, 4/1/49(1)	11,600	14,116,272

Plain School District, OH, (NPFG), 0.00%, 12/1/27	2,400	2,168,736

Shaler Area School District, PA, (XLCA), 0.00%, 9/1/33	2,550	1,955,289

Westland Tax Increment Finance Authority, MI, (BAM), 5.25%, 4/1/34	500	557,230

		$88,583,060

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 0.0%(3)

Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$299,120

		$299,120

Insured – Lease Revenue / Certificates of Participation — 0.3%

Essex County Improvement Authority, NJ, (NPFG), 5.50%, 10/1/30	$2,000	$2,884,900

New Jersey Economic Development Authority, (School Facilities Construction), (NPFG), 5.50%, 9/1/28	500	616,360

		$3,501,260

Insured – Other Revenue — 2.3%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$19,335	$11,267,665

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	7,750	7,785,185

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/36(2)	1,110	1,155,277

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/49(2)	2,615	2,635,815

		$22,843,942

Insured – Special Tax Revenue — 7.5%

Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$15,975	$15,996,886

Garden State Preservation Trust, NJ, (AGM), 0.00%, 11/1/21	1,000	993,000

Hamilton County, OH, Sales Tax Revenue, (AMBAC), 0.00%, 12/1/23	1,245	1,204,575

Hamilton County, OH, Sales Tax Revenue, (AMBAC), 0.00%, 12/1/24	3,665	3,491,645

Houston, TX, Hotel Occupancy Tax Revenue, (AMBAC), 0.00%, 9/1/24	18,035	17,176,534

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	750	980,115

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, 10/1/39	18,000	26,164,440

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	420	390,596

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	1,120	1,017,520

Pennsylvania Turnpike Commission, (AGM), 5.25%, 7/15/30	1,105	1,561,685

21	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)

Reno, NV, Capital Improvement Revenue, (AGM), 4.00%, 6/1/43	$6,000	$6,649,380

		$75,626,376

Insured – Transportation — 7.8%

Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$2,500	$2,731,150

Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/29	1,260	1,374,723

Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/30	2,200	2,402,818

Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,750	1,907,640

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	1,115	1,216,175

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	1,150	1,251,936

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	10,157,262

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/22	7,800	7,724,262

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	11,810,750

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46	5,770	6,200,557

New Jersey Turnpike Authority, (AGM), (BHAC), 5.25%, 1/1/29	1,000	1,323,900

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	1,605	1,491,655

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	1,769,079

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	881,250

Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	2,100	2,336,061

Puerto Rico Highway and Transportation Authority, (AGM), 5.00%, 7/1/32	475	484,016

San Joaquin Hills Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/25	26,215	24,157,647

		$79,220,881

Insured – Water and Sewer — 4.7%

Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	$13,670	$13,151,770

DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32(1)	10,000	12,552,200

Erie Sewer Authority, PA, (AMBAC), 0.00%, 12/1/26	1,920	1,727,942

Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/35	1,000	1,516,070

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer (continued)

Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	$1,070	$1,674,604

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/31	1,500	1,724,280

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	2,845	3,268,108

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	2,435	2,790,364

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	2,970	3,386,958

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	2,435	2,766,282

Middlesex County Improvement Authority, NJ, (Perth Amboy), (AMBAC), 0.00%, 9/1/24	2,150	2,075,739

Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	890	907,222

		$47,541,539

Lease Revenue / Certificates of Participation — 2.7%

Michigan State Building Authority, 5.00%, 10/15/51(1)	$2,200	$2,630,958

North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26(1)	21,250	24,791,950

		$27,422,908

Other Revenue — 1.5%

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/36(1)	$10,750	$11,116,790

Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	1,455	1,487,795

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,960	2,102,943

		$14,707,528

Senior Living / Life Care — 0.8%

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.125%, 11/15/40	$240	$254,894

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.25%, 11/15/50	160	169,632

Franklin County, OH, (Friendship Village of Dublin), 5.00%, 11/15/44	525	548,793

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	2,265	2,409,824

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(4)	310	329,927

22	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/34	$675	$700,009

North Carolina Medical Care Commission, (Pennybyrn at Maryfield), 5.00%, 10/1/50	1,000	1,078,320

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	2,690	2,866,222

Warren County, OH, (Otterbein Homes Obligated Group), 5.75%, 7/1/33	220	240,115

		$8,597,736

Special Tax Revenue — 19.9%

Allegheny County Port Authority, PA, 5.75%, 3/1/29	$1,500	$1,533,090

Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, Green Bonds, 5.00%, 11/1/30(1)	14,425	17,532,722

Central Puget Sound Regional Transit Authority, WA, Sales Tax and Motor Vehicle Excise Tax Revenue, Green Bonds, 5.00%, 11/1/41(1)	10,000	12,118,200

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/39(1)	450	545,175

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/43(1)	1,800	2,160,288

Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/31(1)	20,000	21,919,800

Denver City and County, CO, Dedicated Tax Revenue, 5.00%, 8/1/41(1)	10,000	11,929,600

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/38(1)	1,100	1,386,902

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/43(1)	1,100	1,369,434

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/33	750	1,039,222

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 8/15/37(1)	20,200	24,131,930

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 11/15/46(1)	1,500	1,819,920

Massachusetts, (Rail Enhancement and Accelerated Bridge Programs), 5.00%, 6/1/47(1)	2,000	2,429,240

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/37(1)	10,000	11,169,500

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39(1)	5,000	5,554,400

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/42	3,120	3,503,105

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/37(1)	20,000	21,113,800

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35(1)	$2,145	$2,153,559

New York City Transitional Finance Authority, NY, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	1,655	1,662,199

New York Convention Center Development Corp., Hotel Occupancy Tax, 5.00%, 11/15/45(1)	13,000	14,398,670

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31	10,000	10,939,000

New York Dormitory Authority, Sales Tax Revenue, 4.00%, 3/15/46(1)	14,000	15,400,840

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	6,000	7,269,780

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/45(1)	2,800	3,112,480

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue, 5.25%, 12/1/44(1)	3,750	4,738,050

		$200,930,906

Transportation — 16.7%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	$1,000	$1,153,140

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	2,105	2,407,741

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	3,845	4,336,852

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	5,940	6,682,441

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44(1)	8,850	9,974,658

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/37(1)	1,150	1,412,384

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/47(1)	4,575	5,509,718

Illinois Toll Highway Authority, 5.00%, 1/1/37(1)	10,000	11,797,900

Illinois Toll Highway Authority, 5.00%, 1/1/41(1)	12,425	14,722,755

Kansas Department of Transportation, 5.00%, 9/1/35(1)	10,000	11,911,900

Metropolitan Transportation Authority, NY, Green Bonds, 4.00%, 11/15/38	1,175	1,155,601

Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	12,920	12,962,894

New Jersey Economic Development Authority, (Transit Transportation Project), 4.00%, 11/1/39	1,875	1,970,438

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/38	130	140,750

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44	2,740	3,047,318

23	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	$10,000	$11,374,900

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.25%, 12/15/23	1,000	1,119,860

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.50%, 6/15/31	1,150	1,178,543

New Jersey Turnpike Authority, 5.00%, 1/1/48(1)	10,000	12,059,900

New York Liberty Development Corp., (4 World Trade Center), 5.00%, 11/15/31	1,070	1,118,107

Port Authority of New York and New Jersey, 4.00%, 9/1/43(1)	14,000	15,660,820

Port Authority of New York and New Jersey, 5.00%, 12/1/34(1)	16,400	18,331,100

Port Authority of New York and New Jersey, 5.00%, 10/15/35(1)	2,675	3,135,582

Port Authority of New York and New Jersey, 5.00%, 10/15/42(1)	3,750	4,429,425

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	8,165	9,378,646

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	1,765	1,970,199

		$168,943,572

Water and Sewer — 13.5%

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/43(1)	$3,750	$4,627,537

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/47(1)	5,900	7,239,005

Charleston, SC, Waterworks and Sewer Revenue, Prerefunded to 1/1/25, 5.00%, 1/1/45(1)	25,000	30,013,750

Dallas, TX, Waterworks and Sewer System Revenue, 5.00%, 10/1/41(1)	15,000	18,154,200

East Baton Rouge Sewerage Commission, LA, 4.00%, 2/1/45(1)	10,000	11,616,200

Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/43(1)	2,500	3,063,775

Massachusetts Water Resources Authority, Green Bonds, 5.00%, 8/1/40(1)	2,000	2,434,800

Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/35(1)	8,750	10,367,875

Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/36(1)	7,925	9,371,550

New York City Municipal Water Finance Authority, NY, 5.00%, 6/15/31	10,000	10,780,100

Northeast Ohio Regional Sewer District, 4.00%, 11/15/33(1)	1,000	1,064,570

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Port Huron, MI, Water Supply System, 5.25%, 10/1/31	$250	$261,748

Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,526,895

Texas Water Development Board, 4.00%, 10/15/47(1)	2,900	3,347,470

Texas Water Development Board, 5.00%, 10/15/40(1)	15,500	18,738,570

		$136,608,045

Total Tax-Exempt Municipal Securities — 170.5% (identified cost $1,564,889,945)		$1,724,023,145

Taxable Municipal Securities — 1.0%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 1.0%

Seguin Independent School District, TX, (PSF Guaranteed), 2.362%, 8/15/44(2)	$10,705	$10,710,888

Total Taxable Municipal Securities — 1.0% (identified cost $10,705,000)		$10,710,888

Corporate Bonds & Notes — 1.4%
Security	Principal Amount (000’s omitted)	Value

Hospital — 1.4%

Montefiore Obligated Group, 4.287%, 9/1/50	$13,890	$13,840,158

Total Corporate Bonds & Notes — 1.4% (identified cost $13,890,000)		$13,840,158

Total Investments — 172.9% (identified cost $1,589,484,945)		$1,748,574,191

Other Assets, Less Liabilities — (72.9)%		$(737,340,481)

Net Assets — 100.0%		$1,011,233,710

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

24	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

At September 30, 2020, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	15.3%

Others, representing less than 10% individually	84.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2020, 22.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 7.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).
(2)	When-issued/delayed delivery security.

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $329,927 or less than 0.05% of the Fund’s net assets.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

BHAC	–	Berkshire Hathaway Assurance Corp.

FGIC	–	Financial Guaranty Insurance Company

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

XLCA	–	XL Capital Assurance, Inc.

25	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 166.4%
Security	Principal Amount (000’s omitted)	Value

Education — 13.2%

California Educational Facilities Authority, (Loyola Marymount University), Green Bonds, 5.00%, 10/1/43	$2,105	$2,534,968

California Educational Facilities Authority, (Loyola Marymount University), Green Bonds, 5.00%, 10/1/48	3,000	3,586,770

California Educational Facilities Authority, (Pepperdine University), 5.00%, 10/1/46(1)	6,600	7,882,314

California Educational Facilities Authority, (University of the Pacific), 5.00%, 11/1/30	1,790	1,858,145

California State University, 5.00%, 11/1/41(1)	9,550	11,644,506

University of California, 5.00%, 5/15/46(1)	12,050	14,407,703

		$41,914,406

Electric Utilities — 0.8%

Los Angeles Department of Water and Power, Power System Revenue, 5.00%, 7/1/42(1)	$2,000	$2,461,080

		$2,461,080

Escrowed / Prerefunded — 25.1%

Beverly Hills Public Financing Authority, Water Revenue, Prerefunded to 6/1/22, 5.00%, 6/1/37(1)	$5,725	$6,189,240

California Educational Facilities Authority, (Harvey Mudd College), Prerefunded to 12/1/21, 5.25%, 12/1/31	645	683,552

California Educational Facilities Authority, (Harvey Mudd College), Prerefunded to 12/1/21, 5.25%, 12/1/36	1,100	1,165,747

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	390	412,686

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	375	396,814

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/31	1,385	1,451,771

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/35	945	990,558

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/26	2,270	2,385,089

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/27	2,820	2,962,974

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/28	2,970	3,120,579

California Statewide Communities Development Authority, (Cottage Health System), Prerefunded to 11/1/20, 5.25%, 11/1/30	1,000	1,004,150

Contra Costa Community College District, (Election of 2006), Prerefunded to 8/1/23, 5.00%, 8/1/38(1)	9,750	11,088,090

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Foothill-De Anza Community College District, Prerefunded to 8/1/21, 5.00%, 8/1/36(1)	$10,000	$10,407,500

San Bernardino Community College District, Prerefunded to 8/1/23, 4.00%, 8/1/27(1)	5,775	6,404,475

San Diego Community College District, (Election of 2002), Prerefunded to 8/1/21, 5.00%, 8/1/32	2,095	2,180,371

San Diego Community College District, (Election of 2006), Prerefunded to 8/1/21, 5.00%, 8/1/31	3,000	3,122,250

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Prerefunded to 7/1/22, 5.00%, 7/1/36(1)	1,690	1,832,349

San Jose-Evergreen Community College District, (Election of 2010), Prerefunded to 8/1/22, 5.00%, 8/1/37(1)	4,975	5,418,770

Torrance Unified School District, (Election of 2008), Prerefunded to 8/1/23, 5.00%, 8/1/35	7,500	8,529,300

Ventura County Community College District, Prerefunded to 8/1/25, 5.00%, 8/1/30(1)	8,000	9,827,760

		$79,574,025

General Obligations — 50.9%

Alameda City Unified School District, (Election of 2014), 5.00%, 8/1/42(1)	$1,675	$2,039,748

Berryessa Union School District, (Election of 2014), 5.00%, 8/1/40(1)	7,450	9,001,090

Brisbane School District, (Election of 2020), 3.00%, 8/1/49	1,760	1,834,501

Burbank Unified School District, (Election of 2013), 4.00%, 8/1/31(1)	6,900	7,437,165

Cabrillo Unified School District, (Election of 2018), 5.00%, 8/1/48	5,000	6,051,750

California, 4.00%, 3/1/46(1)	8,000	9,329,120

California, 5.50%, 11/1/35	5,900	5,925,724

Campbell Union High School District, (Election of 2016), 5.00%, 8/1/36(1)	11,250	13,894,425

Chino Valley Unified School District, (Election of 2016), 5.00%, 8/1/55(1)	10,000	12,779,400

Desert Community College District, 5.00%, 8/1/36(1)	7,500	9,091,725

El Camino Community College District, (Election of 2012), 5.00%, 8/1/48(1)	10,000	12,363,600

Franklin-McKinley School District, (Election of 2020), 4.00%, 8/1/49	1,000	1,146,160

Hartnell Community College District, (Election of 2016), 3.00%, 8/1/45	1,000	1,061,250

La Canada Unified School District, (Election of 2017), 5.00%, 8/1/47(1)	3,375	4,184,291

Long Beach Unified School District, (Election of 2008), 5.00%, 8/1/41(1)	1,500	1,823,055

Lucia Mar Unified School District, (Election of 2016), 3.00%, 8/1/47	3,000	3,195,510

26	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Old Adobe Union School District, (Election of 2018), 5.00%, 8/1/48	$3,415	$4,126,925

Oxnard Union High School District, (Election of 2018), 5.00%, 8/1/42(1)	3,000	3,646,110

Palo Alto, (Election of 2008), 5.00%, 8/1/40	1,610	1,615,522

Palomar Community College District, 5.00%, 8/1/44(1)	10,000	11,816,600

Redding School District, (Election of 2018), 5.00%, 8/1/48	2,645	3,181,565

Robla School District, (Election of 2014), 3.00%, 8/1/53	1,000	1,031,840

San Bruno Park School District, (Election of 2018), 5.00%, 8/1/48	2,500	3,007,150

San Diego Unified School District, (Election of 2012), 5.00%, 7/1/47(1)	4,000	4,885,520

San Jose Unified School District, (Election of 2012), 4.00%, 8/1/42(1)	12,000	13,673,520

Santa Monica Community College District, (Election of 2008), 5.00%, 8/1/44(1)	7,500	8,598,600

Santa Rosa High School District, (Election of 2014), 5.00%, 8/1/41	3,495	4,236,744

		$160,978,610

Hospital — 17.9%

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/39	$4,550	$5,012,189

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	1,750	1,782,603

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	550	560,142

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	5,000	5,743,000

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	2,130	2,292,263

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	3,040	3,264,078

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	5,080	5,589,118

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,380	2,606,076

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46(1)	3,000	3,518,520

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46	8,000	9,382,720

California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31(1)	5,000	5,200,050

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47(1)	1,250	1,488,113

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47	8,445	10,053,688

		$56,492,560

Security	Principal Amount (000’s omitted)	Value

Housing — 1.7%

California Statewide Communities Development Authority, (University of California, Irvine East Campus Apartments, Phase IV-A-CHF-Irvine, LLC), 5.00%, 5/15/47	$5,000	$5,517,200

		$5,517,200

Insured – Electric Utilities — 3.0%

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	$4,875	$5,024,273

Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,470,440

		$9,494,713

Insured – General Obligations — 18.5%

Anderson Valley Unified School District, (AGM), 3.00%, 8/1/35	$500	$547,935

Bellevue Union School District, (Election of 2020), (AGM), 3.125%, 8/1/44	400	415,948

Burbank Unified School District, (Election of 1997), (NPFG), 0.00%, 8/1/21	4,135	4,115,152

Coalinga-Huron Recreation and Park District, (Election of 2016), (BAM), 3.00%, 8/1/50	750	779,842

Coalinga-Huron Recreation and Park District, (Election of 2016), (BAM), 4.00%, 8/1/53	1,525	1,692,613

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/44	3,500	4,236,225

Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/45	2,440	2,933,466

Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/48	1,610	1,930,599

Grass Valley School District, (Election of 2018), (BAM), 5.00%, 8/1/45	3,000	3,606,720

McFarland Unified School District, (Election of 2020), (BAM), 3.00%, 11/1/49	750	781,162

Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/42	1,145	1,373,714

Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/45	1,520	1,817,981

San Diego Unified School District, (NPFG), 0.00%, 7/1/22	2,300	2,285,188

San Diego Unified School District, (NPFG), 0.00%, 7/1/23	5,000	4,933,250

San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	5,617,389

San Mateo County Community College District, (NPFG), 0.00%, 9/1/22	4,840	4,813,186

San Mateo County Community College District, (NPFG), 0.00%, 9/1/23	4,365	4,318,993

San Mateo County Community College District, (NPFG), 0.00%, 9/1/25	3,955	3,841,887

27	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

San Mateo Union High School District, (NPFG), 0.00%, 9/1/21	$5,240	$5,227,581

Union Elementary School District, (Election of 1999), (NPFG), 0.00%, 9/1/22	3,200	3,176,224

		$58,445,055

Insured – Transportation — 1.0%

San Joaquin Hills Transportation Corridor Agency, (NPFG), 0.00%, 1/15/27	$3,520	$3,081,091

		$3,081,091

Lease Revenue / Certificates of Participation — 1.1%

California Public Works Board, 5.00%, 11/1/38	$3,045	$3,423,341

		$3,423,341

Special Tax Revenue — 12.0%

Jurupa Public Financing Authority, 5.00%, 9/1/30	$625	$716,763

Jurupa Public Financing Authority, 5.00%, 9/1/32	625	712,325

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Green Bonds, 5.00%, 7/1/42(1)	10,250	12,672,485

Riverside County Transportation Commission, Sales Tax Revenue, Prerefunded to 6/1/23, 5.25%, 6/1/39(1)	6,285	7,140,451

San Bernardino County Transportation Authority, Sales Tax Revenue, 5.25%, 3/1/40(1)	10,375	11,790,980

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Prerefunded to 7/1/22, 5.00%, 7/1/36(1)	4,560	4,944,089

		$37,977,093

Transportation — 5.2%

Long Beach, Harbor Revenue, 5.00%, 5/15/42(1)	$7,500	$8,634,000

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/45	5,000	5,955,750

San Jose, Airport Revenue, 5.00%, 3/1/31	1,750	1,777,930

		$16,367,680

Water and Sewer — 16.0%

Eastern Municipal Water District Financing Authority, 5.25%, 7/1/42(1)	$9,000	$11,140,739

Los Angeles Department of Water and Power, Water System Revenue, 5.00%, 7/1/39(1)	10,000	11,559,300

Los Angeles, Wastewater System Revenue, 5.00%, 6/1/43(1)	7,500	8,331,075

Oceanside, Water Revenue, 4.00%, 5/1/51	350	411,883

Orange County Sanitation District, Wastewater Revenue, 5.00%, 2/1/35(1)	10,000	11,698,900

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Rancho California Water District Financing Authority, 5.00%, 8/1/46(1)	$2,500	$3,007,150

San Francisco City and County Public Utilities Commission, Water Revenue, Green Bonds, 5.00%, 11/1/45(1)	4,000	4,624,080

		$50,773,127

Total Tax-Exempt Municipal Securities — 166.4% (identified cost $485,365,357)		$526,499,981

Taxable Municipal Securities — 3.4%
Security	Principal Amount (000’s omitted)	Value

Education — 0.6%

California State University, 3.065%, 11/1/42	$1,815	$1,863,315

		$1,863,315

General Obligations — 1.9%

Encinitas Union School District, 2.484%, 8/1/39(2)	$880	$897,275

Jefferson Elementary School District, 2.70%, 9/1/44(2)	4,560	4,503,684

Milpitas Unified School District, 2.401%, 8/1/37	500	503,370

		$5,904,329

Insured – General Obligations — 0.9%

Oxnard School District, (BAM), 2.627%, 8/1/41	$3,000	$3,044,310

		$3,044,310

Total Taxable Municipal Securities — 3.4% (identified cost $10,698,684)		$10,811,954

Total Investments — 169.8% (identified cost $496,064,041)		$537,311,935

Other Assets, Less Liabilities — (69.8)%		$(220,950,654)

Net Assets — 100.0%		$316,361,281

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2020, 13.8% of total investments are backed by bond insurance of various financial institutions and financial

28	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.8% to 7.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

BHAC	–	Berkshire Hathaway Assurance Corp.

NPFG	–	National Public Finance Guarantee Corp.

29	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2020

Portfolio of Investments

Tax-Exempt Investments — 161.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.7%

New York State Environmental Facilities Corp., 5.00%, 10/15/39	$4,110	$4,125,043

		$4,125,043

Education — 18.9%

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/21	$950	$975,584

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/31	800	815,824

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/32	300	305,757

Monroe County Industrial Development Corp., (True North Rochester Preparatory Charter School), 5.00%, 6/1/50(1)	705	810,412

Monroe County Industrial Development Corp., (True North Rochester Preparatory Charter School), 5.00%, 6/1/59(1)	1,150	1,313,127

New York City Cultural Resources Trust, (The Juilliard School), 5.00%, 1/1/38	600	755,370

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(2)	2,000	2,524,840

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(2)	10,000	10,221,200

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	1,275	1,303,203

New York Dormitory Authority, (New York University), 5.00%, 7/1/39(2)	2,000	2,455,380

New York Dormitory Authority, (Rockefeller University), 4.00%, 7/1/49(2)	10,000	11,559,200

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/34	100	108,462

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,213,293

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/28	325	334,844

New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	250	258,555

New York Dormitory Authority, (The New School), 5.00%, 7/1/46	1,660	1,857,955

Onondaga County Cultural Resources Trust, (Syracuse University), 4.00%, 12/1/47(2)	7,000	8,047,830

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/39	395	420,691

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/49	80	83,728

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/54	$120	$125,137

		$45,490,392

Electric Utilities — 7.3%

Long Island Power Authority, Electric System Revenue, 5.00%, 9/1/37	$1,500	$1,881,885

New York Power Authority, Green Bonds, 4.00%, 11/15/55(2)	9,000	10,388,790

Utility Debt Securitization Authority, 5.00%, 12/15/33	2,895	3,312,546

Utility Debt Securitization Authority, 5.00%, 12/15/36(2)	1,675	2,032,311

		$17,615,532

Escrowed / Prerefunded — 14.4%

Geneva Development Corp., (Hobart and William Smith Colleges), Prerefunded to 9/1/23, 5.00%, 9/1/30	$200	$227,564

Geneva Development Corp., (Hobart and William Smith Colleges), Prerefunded to 9/1/23, 5.00%, 9/1/33	105	119,471

Geneva Development Corp., (Hobart and William Smith Colleges), Prerefunded to 9/1/23, 5.00%, 9/1/34	200	227,564

Geneva Development Corp., (Hobart and William Smith Colleges), Series 2012, Prerefunded to 9/1/22, 5.00%, 9/1/32	1,935	2,111,162

Geneva Development Corp., (Hobart and William Smith Colleges), Series 2014, Prerefunded to 9/1/23, 5.00%, 9/1/32	200	227,564

Metropolitan Transportation Authority, Prerefunded to 11/15/21, 5.25%, 11/15/38	3,430	3,626,779

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(2)	8,250	8,400,563

New York Dormitory Authority, Sales Tax Revenue, Prerefunded to 3/15/23, 5.00%, 3/15/34	7,620	8,526,475

New York Thruway Authority, Prerefunded to 1/1/22, 5.00%, 1/1/37	6,240	6,619,392

Onondaga County Cultural Resources Trust, (Syracuse University), Prerefunded to 12/1/23, 5.00%, 12/1/38	3,820	4,403,238

		$34,489,772

General Obligations — 6.7%

New York City, 4.00%, 8/1/34	$1,170	$1,329,003

New York City, 4.00%, 12/1/41	530	597,321

New York City, 5.00%, 8/1/34(2)	10,000	11,211,400

Washingtonville Central School District, 0.05%, 6/15/35	950	690,564

Washingtonville Central School District, 0.05%, 6/15/36	950	665,665

Washingtonville Central School District, 0.05%, 6/15/37	950	645,630

Washingtonville Central School District, 0.05%, 6/15/38	950	626,202

30	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Washingtonville Central School District, 0.05%, 6/15/39	$695	$445,787

		$16,211,572

Hospital — 15.1%

Jefferson County Civic Facility Development Corp., (Samaritan Medical Center), 4.00%, 11/1/47	$2,195	$2,160,253

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/40	635	699,821

New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	755	757,416

New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	1,000	1,002,870

New York Dormitory Authority, (Maimonides Medical Center), 3.00%, 2/1/50	2,425	2,507,886

New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/42	1,500	1,809,330

New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), Prerefunded to 1/1/22, 4.375%, 7/1/34(2)	9,825	10,339,535

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 8/1/36	4,135	4,537,873

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 9/1/50	180	193,450

New York Dormitory Authority, (NYU Langone Hospitals Obligated Group), 3.00%, 7/1/48	1,395	1,424,030

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/45(1)	3,800	4,160,544

Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	6,380	6,558,640

		$36,151,648

Housing — 7.7%

New York City Housing Development Corp., 3.40%, 11/1/39	$1,000	$1,067,890

New York City Housing Development Corp., 3.55%, 11/1/44	1,270	1,351,864

New York City Housing Development Corp., 3.70%, 11/1/38	885	951,136

New York City Housing Development Corp., 3.80%, 11/1/43	1,675	1,794,662

New York City Housing Development Corp., 4.05%, 11/1/41	2,030	2,193,090

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.20%, 11/1/46	1,075	1,108,830

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 4.00%, 11/1/42	500	539,445

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

New York Housing Finance Agency, (FNMA), 3.95%, 11/1/37	$1,000	$1,090,100

New York Mortgage Agency, 3.60%, 10/1/34	2,000	2,205,760

New York Mortgage Agency, 4.10%, 10/1/38	4,145	4,635,147

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/47	1,500	1,584,855

		$18,522,779

Industrial Development Revenue — 3.0%

Build NYC Resource Corp., (Pratt Paper (NY), Inc.), (AMT), 4.50%, 1/1/25(1)	$1,105	$1,174,438

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	895	1,242,439

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	2,077,546

New York Transportation Development Corp., (Delta Airlines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 4.375%, 10/1/45	2,665	2,681,096

		$7,175,519

Insured – Education — 1.5%

New York Dormitory Authority, (City University), (AMBAC), 5.25%, 7/1/30	$75	$88,985

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	1,345	1,701,022

New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	1,943,462

		$3,733,469

Insured – General Obligations — 8.0%

East Northport Fire District, (AGC), 4.50%, 11/1/20	$200	$200,706

East Northport Fire District, (AGC), 4.50%, 11/1/21	200	200,706

East Northport Fire District, (AGC), 4.50%, 11/1/22	200	200,680

East Northport Fire District, (AGC), 4.50%, 11/1/23	200	200,678

Nassau County, (AGM), 5.00%, 7/1/42	1,000	1,217,790

Nassau County, (AGM), 5.00%, 4/1/43(2)	10,000	12,282,900

Oyster Bay, (AGM), 4.00%, 8/1/28	4,585	4,827,638

		$19,131,098

Insured – Lease Revenue / Certificates of Participation — 2.5%

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,487,541

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	1,076,386

31	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation (continued)

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	$3,635	$3,520,716

		$6,084,643

Insured – Other Revenue — 1.2%

New York City Industrial Development Agency, (Yankee Stadium), (AGM), 3.00%, 3/1/40(3)	$785	$808,110

New York City Industrial Development Agency, (Yankee Stadium), (AGM), 3.00%, 3/1/49(3)	2,085	2,101,597

		$2,909,707

Insured – Special Tax Revenue — 0.6%

Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	$3,000	$1,480,560

		$1,480,560

Insured – Transportation — 4.9%

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/46	$1,440	$1,547,453

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/48(2)	7,120	7,694,584

New York Thruway Authority, (AGM), 3.00%, 1/1/46	2,340	2,423,046

		$11,665,083

Lease Revenue / Certificates of Participation — 4.8%

Hudson Yards Infrastructure Corp., 4.00%, 2/15/44	$2,000	$2,175,140

Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(2)	8,000	9,291,840

		$11,466,980

Other Revenue — 9.4%

Build NYC Resource Corp., (Children’s Aid Society), 4.00%, 7/1/49	$1,400	$1,561,238

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/32(2)	10,000	11,863,500

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37(2)	2,200	2,721,708

New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	5,975	6,331,767

		$22,478,213

Senior Living / Life Care — 2.1%

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.00%, 11/1/24	$165	$181,106

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/25	$325	$366,561

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/26	200	229,264

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/36	970	1,061,112

Southold Local Development Corp., (Peconic Landing at Southold, Inc.), 4.00%, 12/1/45	25	24,764

Westchester County Local Development Corp., (Kendal on Hudson), 5.00%, 1/1/28	1,090	1,140,369

Westchester County Local Development Corp., (Kendal on Hudson), 5.00%, 1/1/34	630	650,632

Westchester County Local Development Corp., (Miriam Osborn Memorial Home Association), 5.00%, 7/1/42	1,200	1,326,888

		$4,980,696

Special Tax Revenue — 26.4%

Metropolitan Transportation Authority, Dedicated Tax Revenue, 5.00%, 11/15/31(2)	$10,000	$10,658,700

New York City Transitional Finance Authority, Future Tax Revenue, 3.00%, 11/1/47	1,000	1,034,850

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/41	3,750	4,232,587

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 5/1/42	5,430	6,096,750

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/42	2,100	2,355,570

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(2)	10,000	10,150,700

New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)	845	848,372

New York City Transitional Finance Authority, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(2)	655	657,849

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(2)	9,250	10,118,575

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	650	662,967

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(2)	2,000	2,423,260

New York State Urban Development Corp., Personal Income Tax Revenue, 3.00%, 3/15/48	3,400	3,573,026

Sales Tax Asset Receivable Corp., 5.00%, 10/15/30(2)	8,900	10,502,979

		$63,316,185

Transportation — 18.1%

Metropolitan Transportation Authority, Green Bonds, 4.75%, 11/15/45	$1,205	$1,257,104

32	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Nassau County Bridge Authority, 5.00%, 10/1/35	$1,915	$1,922,181

Nassau County Bridge Authority, 5.00%, 10/1/40	365	366,343

New York Thruway Authority, 4.00%, 1/1/36	2,500	2,844,400

New York Thruway Authority, 4.00%, 1/1/46(2)	10,000	11,349,600

New York Thruway Authority, 4.00%, 1/1/50	2,625	2,950,028

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 4.00%, 7/1/33	835	864,200

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	3,240	3,483,033

Port Authority of New York and New Jersey, 5.00%, 12/1/34(2)	820	916,555

Port Authority of New York and New Jersey, 5.00%, 10/15/35(2)	8,000	9,377,440

Port Authority of New York and New Jersey, 5.00%, 10/15/36(2)	1,200	1,437,660

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/43(2)	5,000	5,516,650

Port Authority of New York and New Jersey, (AMT), 4.00%, 11/1/47	1,000	1,097,530

		$43,382,724

Water and Sewer — 6.9%

Albany Municipal Water Finance Authority, 5.00%, 12/1/26	$755	$797,544

Albany Municipal Water Finance Authority, 5.00%, 12/1/29	500	527,270

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/46(2)	2,000	2,401,600

New York City Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/21, 5.00%, 6/15/44(2)	8,750	9,049,863

Suffolk County Water Authority, 4.00%, 6/1/41	1,150	1,330,021

Suffolk County Water Authority, 5.00%, 6/1/36(2)	2,000	2,562,280

		$16,668,578

Total Tax-Exempt Investments — 161.2% (identified cost $364,229,141)		$387,080,193

Corporate Bonds & Notes — 0.6%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.6%

Montefiore Obligated Group, 4.287%, 9/1/50	$1,350	$1,345,156

Total Corporate Bonds & Notes — 0.6% (identified cost $1,350,000)		$1,345,156

Total Investments — 161.8% (identified cost $365,579,141)		$388,425,349

Other Assets, Less Liabilities — (61.8)%		$(148,383,324)

Net Assets — 100.0%		$240,042,025

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2020, 11.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 8.5% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $7,458,521 or 3.1% of the Fund’s net assets.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(3)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

33	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Statements of Assets and Liabilities

	September 30, 2020
Assets	Municipal Fund	California Fund	New York Fund

Investments —

Identified cost	$1,589,484,945	$496,064,041	$365,579,141

Unrealized appreciation	159,089,246	41,247,894	22,846,208

Investments, at value	$1,748,574,191	$537,311,935	$388,425,349

Cash	$1,266,509	$1,279,222	$160,918

Interest receivable	19,766,931	5,024,070	4,503,809

Receivable for investments sold	19,670,000	1,145,128	155,000

Total assets	$1,789,277,631	$544,760,355	$393,245,076

Liabilities

Payable for floating rate notes issued	$755,781,095	$221,086,542	$149,586,899

Payable for when-issued/delayed delivery securities	19,281,386	6,503,684	2,919,715

Payable to affiliate:

Investment adviser fee	870,977	264,584	192,231

Interest expense and fees payable	1,816,577	403,417	370,967

Accrued expenses	293,886	140,847	133,239

Total liabilities	$778,043,921	$228,399,074	$153,203,051

Net Assets	$1,011,233,710	$316,361,281	$240,042,025

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$719,532	$249,943	$181,183

Additional paid-in capital	892,760,635	311,794,508	229,646,918

Distributable earnings	117,753,543	4,316,830	10,213,924

Net Assets	$1,011,233,710	$316,361,281	$240,042,025

Common Shares Outstanding	71,953,184	24,994,339	18,118,294

Net Asset Value

Net assets ÷ common shares issued and outstanding	$14.05	$12.66	$13.25

34	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Statements of Operations

	Year Ended September 30, 2020
Investment Income	Municipal Fund	California Fund	New York Fund

Interest	$66,375,774	$18,481,955	$13,750,620

Total investment income	$66,375,774	$18,481,955	$13,750,620

Expenses

Investment adviser fee	$11,031,648	$3,222,365	$2,374,516

Trustees’ fees and expenses	94,593	27,982	20,842

Custodian fee	256,430	66,476	57,347

Transfer and dividend disbursing agent fees	48,061	18,552	18,610

Legal and accounting services	191,260	103,811	97,214

Printing and postage	231,046	33,186	23,829

Interest expense and fees	11,092,841	3,136,490	2,240,036

Miscellaneous	126,636	59,814	42,813

Total expenses	$23,072,515	$6,668,676	$4,875,207

Net investment income	$43,303,259	$11,813,279	$8,875,413

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,126,362	$(1,830,414)	$(4,242,525)

Extinguishment of debt	—	—	(16,743)

Net realized gain (loss)	$1,126,362	$(1,830,414)	$(4,259,268)

Change in unrealized appreciation (depreciation) —

Investments	$2,442,549	$3,663,575	$(121,807)

Net change in unrealized appreciation (depreciation)	$2,442,549	$3,663,575	$(121,807)

Net realized and unrealized gain (loss)	$3,568,911	$1,833,161	$(4,381,075)

Net increase in net assets from operations	$46,872,170	$13,646,440	$4,494,338

35	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Statements of Changes in Net Assets

	Year Ended September 30, 2020
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —

Net investment income	$43,303,259	$11,813,279	$8,875,413

Net realized gain (loss)	1,126,362	(1,830,414)	(4,259,268)

Net change in unrealized appreciation (depreciation)	2,442,549	3,663,575	(121,807)

Net increase in net assets from operations	$46,872,170	$13,646,440	$4,494,338

Distributions to common shareholders	$(42,638,372)	$(11,562,381)	$(8,771,066)

Capital share transactions —

Cost of shares repurchased in tender offer (see Note 5)	$(107,235,821)	$—	$—

Net decrease in net assets from capital share transactions	$(107,235,821)	$—	$—

Net increase (decrease) in net assets	$(103,002,023)	$2,084,059	$(4,276,728)

Net Assets

At beginning of year	$1,114,235,733	$314,277,222	$244,318,753

At end of year	$1,011,233,710	$316,361,281	$240,042,025

36	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2019
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —

Net investment income	$40,765,020	$10,705,265	$8,372,786

Net realized gain (loss)	1,927,575	(766,200)	(116,429)

Net change in unrealized appreciation (depreciation)	77,497,822	21,249,394	13,819,201

Net increase in net assets from operations	$120,190,417	$31,188,459	$22,075,558

Distributions to common shareholders	$(39,757,451)	$(10,995,495)	$(8,681,059)

Tax return of capital to common shareholders	$—	$(498,023)	$(251,185)

Capital share transactions —

Issued in connection with tax-free reorganizations (see Note 7)	$287,993,697	$46,853,792	$31,246,579

Cost of shares repurchased (see Note 5)	(16,221,641)	(4,211,453)	—

Cost of shares repurchased in tender offer (see Note 5)	(119,959,604)	—	—

Net increase in net assets from capital share transactions	$151,812,452	$42,642,339	$31,246,579

Net increase in net assets	$232,245,418	$62,337,280	$44,389,893

Net Assets

At beginning of year	$881,990,315	$251,939,942	$199,928,860

At end of year	$1,114,235,733	$314,277,222	$244,318,753

37	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Statements of Cash Flows

	Year Ended September 30, 2020
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund

Net increase in net assets from operations	$46,872,170	$13,646,440	$4,494,338

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(117,713,894)	(102,022,031)	(116,322,289)

Investments sold	282,016,729	110,748,487	118,823,438

Net amortization/accretion of premium (discount)	3,849,613	2,445,692	2,180,203

Amortization of deferred debt issuance costs	—	—	211

Decrease in interest receivable	1,537,054	324,430	243,721

Decrease in payable to affiliate for investment adviser fee	(75,713)	(3,944)	(3,798)

Decrease in interest expense and fees payable	(3,038,960)	(701,021)	(529,835)

Decrease in accrued expenses	(119,558)	(26,976)	(16,147)

Net change in unrealized (appreciation) depreciation from investments	(2,442,549)	(3,663,575)	121,807

Net realized (gain) loss from investments	(1,126,362)	1,830,414	4,242,525

Net realized loss on extinguishment of debt	—	—	16,743

Net cash provided by operating activities	$209,758,530	$22,577,916	$13,250,917

Cash Flows From Financing Activities

Repurchase of common shares in tender offer	$(107,235,821)	$—	$—

Cash distributions paid to common shareholders	(42,638,372)	(11,562,381)	(8,771,066)

Proceeds from secured borrowings	27,300,000	24,000,000	42,140,000

Repayment of secured borrowings	(81,230,000)	(33,285,000)	(46,165,000)

Decrease in due to custodian	(4,687,828)	(451,313)	(293,933)

Net cash used in financing activities	$(208,492,021)	$(21,298,694)	$(13,089,999)

Net increase in cash	$1,266,509	$1,279,222	$160,918

Cash at beginning of year	$—	$—	$—

Cash at end of year	$1,266,509	$1,279,222	$160,918

Supplemental disclosure of cash flow information:

Cash paid for interest and fees	$14,131,801	$3,837,511	$2,769,660

38	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Financial Highlights

	Municipal Fund

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$13.980	$12.940	$13.740	$14.480	$13.870

Income (Loss) From Operations

Net investment income(1)	$0.571	$0.522	$0.573	$0.640	$0.706

Net realized and unrealized gain (loss)	0.033	0.982	(0.785)	(0.739)	0.631

Total income (loss) from operations	$0.604	$1.504	$(0.212)	$(0.099)	$1.337

Less Distributions

From net investment income	$(0.563)	$(0.517)	$(0.572)	$(0.641)	$(0.727)

Tax return of capital	—	—	(0.016)	—	—

Total distributions	$(0.563)	$(0.517)	$(0.588)	$(0.641)	$(0.727)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.022	$—	$—	$—

Discount on tender offer (see Note 5)(1)	$0.029	$0.031	$—	$—	$—

Net asset value — End of year	$14.050	$13.980	$12.940	$13.740	$14.480

Market value — End of year	$13.170	$12.960	$11.530	$12.680	$13.620

Total Investment Return on Net Asset Value(2)	4.99%	12.72%	(1.09)%	(0.19)%	10.19%

Total Investment Return on Market Value(2)	6.15%	17.28%	(4.50)%	(2.08)%	14.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,011,234	$1,114,236	$881,990	$936,652	$987,016

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.13%	1.11%	1.07%	1.07%	1.05%

Interest and fee expense(3)	1.05%	1.51%	1.25%	0.93%	0.53%

Total expenses	2.18%	2.62%	2.32%	2.00%	1.58%

Net investment income	4.09%	3.89%	4.29%	4.67%	4.92%

Portfolio Turnover	7%	18%	17%	6%	18%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

39	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Financial Highlights — continued

	California Fund

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.570	$11.780	$12.450	$13.050	$12.720

Income (Loss) From Operations

Net investment income(1)	$0.473	$0.438	$0.482	$0.566	$0.637

Net realized and unrealized gain (loss)	0.080	0.802	(0.641)	(0.582)	0.377

Total income (loss) from operations	$0.553	$1.240	$(0.159)	$(0.016)	$1.014

Less Distributions

From net investment income	$(0.463)	$(0.454)	$(0.511)	$(0.584)	$(0.684)

Tax return of capital	—	(0.020)	—	—	—

Total distributions	$(0.463)	$(0.474)	$(0.511)	$(0.584)	$(0.684)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.024	$—	$—	$—

Net asset value — End of year	$12.660	$12.570	$11.780	$12.450	$13.050

Market value — End of year	$11.360	$11.330	$9.960	$12.040	$13.560

Total Investment Return on Net Asset Value(2)	4.93%	11.54%	(0.79)%	0.27%	8.22%

Total Investment Return on Market Value(2)	4.46%	18.91%	(13.26)%	(6.67)%	22.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$316,361	$314,277	$251,940	$266,346	$279,281

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.12%	1.15%	1.16%	1.15%	1.13%

Interest and fee expense(3)	1.00%	1.59%	1.41%	1.01%	0.58%

Total expenses	2.12%	2.74%	2.57%	2.16%	1.71%

Net investment income	3.76%	3.61%	3.99%	4.55%	4.89%

Portfolio Turnover	20%	17%	24%	19%	12%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

40	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Financial Highlights — continued

	New York Fund

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$13.480	$12.770	$13.610	$14.290	$13.940

Income (Loss) From Operations

Net investment income(1)	$0.490	$0.476	$0.539	$0.599	$0.666

Net realized and unrealized gain (loss)	(0.236)	0.745	(0.815)	(0.661)	0.402

Total income (loss) from operations	$0.254	$1.221	$(0.276)	$(0.062)	$1.068

Less Distributions

From net investment income	$(0.484)	$(0.497)	$(0.564)	$(0.618)	$(0.718)

Tax return of capital	—	(0.014)	—	—	—

Total distributions	$(0.484)	$(0.511)	$(0.564)	$(0.618)	$(0.718)

Net asset value — End of year	$13.250	$13.480	$12.770	$13.610	$14.290

Market value — End of year	$11.800	$12.440	$11.060	$12.930	$14.320

Total Investment Return on Net Asset Value(2)	2.37%	10.25%	(1.50)%	0.02%	8.01%

Total Investment Return on Market Value(2)	(1.21)%	17.47%	(10.20)%	(5.18)%	19.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$240,042	$244,319	$199,929	$213,185	$223,810

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.09%	1.10%	1.19%	1.22%	1.18%

Interest and fee expense(3)	0.93%	1.38%	1.35%	0.94%	0.53%

Total expenses	2.02%	2.48%	2.54%	2.16%	1.71%

Net investment income	3.68%	3.63%	4.10%	4.41%	4.66%

Portfolio Turnover	31%	25%	15%	10%	11%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

41	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Bond Fund (Municipal Fund), Eaton Vance California Municipal Bond Fund (California Fund) and Eaton Vance New York Municipal Bond Fund (New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax and, in state specific funds, taxes in its specified state and city (if any).

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after

August 7, 1986, may be considered a tax preference item to shareholders.

As of September 30, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

42

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at September 30, 2020. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2020, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$755,781,095	$221,086,542	$149,586,899

Interest Rate or Range of Interest Rates (%)	0.11 - 0.52	0.12 - 0.22	0.13 - 0.38

Collateral for Floating Rate Notes Outstanding	$1,093,036,528	$323,620,688	$209,007,664

For the year ended September 30, 2020, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$778,157,527	$223,737,719	$153,974,467

Average Interest Rate	1.43%	1.40%	1.45%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2020.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the

43

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended September 30, 2020
	Municipal Fund	California Fund	New York Fund

Tax-exempt income	$42,300,988	$11,454,640	$8,666,523

Ordinary income	$337,384	$107,741	$104,543

	Year Ended September 30, 2019
	Municipal Fund	California Fund	New York Fund

Tax-exempt income	$39,748,285	$10,995,495	$8,681,059

Ordinary income	$9,166	$—	$—

Tax return of capital	$—	$498,023	$251,185

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$1,503,768	$274,173	$151,202

Deferred capital losses	$(43,793,172)	$(36,308,936)	$(12,401,266)

Net unrealized appreciation	$160,042,947	$40,351,593	$22,463,988

At September 30, 2020, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Municipal Fund	California Fund	New York Fund

Deferred capital losses:

Short-term	$41,570,795	$16,455,098	$8,729,267

Long-term	$2,222,377	$19,853,838	$3,671,999

44

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

Included in the amounts above are deferred capital losses as a result of the reorganizations during the year ended September 30, 2020 (see Note 7). Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations. The amounts of the deferred capital losses are as follows:

	Municipal Fund	California Fund	New York Fund

Deferred capital losses from reorganizations:

Short-term	$1,987,719	$2,708,254	$1,405,336

Long-term	$2,222,377	$2,248,820	$449,772

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$832,750,149	$275,873,800	$216,374,462

Gross unrealized appreciation	$161,559,696	$40,373,532	$22,656,639

Gross unrealized depreciation	(1,516,749)	(21,939)	(192,651)

Net unrealized appreciation	$160,042,947	$40,351,593	$22,463,988

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement and a subsequent fee reduction agreement between each Fund and EVM, the fee is calculated at an annual rate of 0.60% of each Fund’s average weekly gross assets. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement between each Fund and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. The investment adviser fee is payable monthly. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2020, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$11,031,648	$3,222,365	$2,374,516

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2020 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$131,115,651	$108,525,715	$118,842,004

Sales	$286,131,729	$110,138,615	$118,978,438

45

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest

The Funds may issue common shares pursuant to their dividend reinvestment plans. There were no common shares issued by the Funds for the years ended September 30, 2020 and September 30, 2019 pursuant to such plans.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Funds. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, each Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate a Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Funds for the year ended September 30, 2020. During the year ended September 30, 2019, the number, cost (including brokerage commissions), average price per share and weighted average discount per share to NAV of common shares repurchased, were as follows:

	Year ended September 30, 2019
	Municipal Fund	California Fund

Common shares repurchased	1,326,880	387,540

Cost, including brokerage commissions, of common shares repurchased	$16,221,641	$4,211,453

Average price per share	$12.23	$10.87

Weighted average discount per share to NAV	9.45%	12.17%

On March 27, 2019, Municipal Fund announced that its Board of Trustees approved a cash tender offer for up to 10% of its outstanding common shares at a price equal to 98% of the Fund’s net asset value per share (the “tender price”) as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On April 18, 2019, Municipal Fund commenced a cash tender offer for 8,969,613 of its outstanding shares. The tender offer expired at 5:00 P.M. Eastern Time on May 17, 2019. In accordance with the terms and conditions of the tender offer, because the number of shares tendered exceeded the number of shares offered to purchase, Municipal Fund purchased shares from tendering shareholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $13.374 per share for an aggregate purchase price of $119,959,604.

The Board of Trustees also authorized Municipal Fund to conduct two conditional cash tender offers, for up to 5% of Municipal Fund’s outstanding common shares at the tender price as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires, to follow the initial tender offer, which expired May 17, 2019, provided certain conditions are met.

On November 14, 2019, Municipal Fund commenced a cash tender offer for up to 5% or 3,986,326 of its outstanding common shares at the tender price as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. The tender offer expired at 5:00 P.M. Eastern Time on December 13, 2019. In accordance with the terms and conditions of the first conditional tender offer, because the number of shares tendered exceeded the number of shares offered to purchase, Municipal Fund purchased shares from tendering shareholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $13.6639 per share for an aggregate purchase price of $54,468,760.

On June 25, 2020, Municipal Fund commenced a cash tender offer for up to 5% or 3,787,010 of its outstanding common shares at the tender price as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. The tender offer expired at 5:00 P.M. Eastern Time on July 24, 2020. In accordance with the terms and conditions of the second conditional tender offer, because the number of shares tendered exceeded the number of shares offered to purchase, Municipal Fund purchased shares from tendering shareholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $13.9337 per share for an aggregate purchase price of $52,767,061.

In addition, Municipal Fund, California Fund and New York Fund issued 21,854,763 shares, 3,987,531 shares and 2,456,514 shares, respectively, in connection with the reorganizations described below in Note 7 during the year ended September 30, 2019.

At September 30, 2020, according to the filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, three affiliated entities together owned 10.2% of the California Fund’s common shares.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

46

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2020, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,724,023,145	$—	$1,724,023,145

Taxable Municipal Securities	—	10,710,888	—	10,710,888

Corporate Bonds & Notes	—	13,840,158	—	13,840,158

Total Investments	$—	$1,748,574,191	$—	$1,748,574,191

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$526,499,981	$—	$526,499,981

Taxable Municipal Securities	—	10,811,954	—	10,811,954

Total Investments	$—	$537,311,935	$—	$537,311,935

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$387,080,193	$—	$387,080,193

Corporate Bonds & Notes	—	1,345,156	—	1,345,156

Total Investments	$—	$388,425,349	$—	$388,425,349

7  Reorganizations

Municipal Fund

During the year ended September 30, 2019, Municipal Fund acquired the net assets of Eaton Vance Massachusetts Municipal Bond Fund (Massachusetts Fund), Eaton Vance Michigan Municipal Bond Fund (Michigan Fund), Eaton Vance New Jersey Municipal Bond Fund (New Jersey Fund), Eaton Vance Ohio Municipal Bond Fund (Ohio Fund), Eaton Vance Pennsylvania Municipal Bond Fund (Pennsylvania Fund) and Eaton Vance Municipal Bond Fund II (Municipal Fund II), (collectively, the “Acquired Funds”), pursuant to Agreements and Plans of Reorganization (each, a “Plan”) approved by the respective shareholders of the Acquired Funds. Under the terms of each Plan, the common shares of each Acquired Fund were, in effect, exchanged for new common shares of Municipal Fund with an equal aggregate net asset value. The purpose of each reorganization was to combine two funds managed by EVM with similar investment objectives and policies. Each reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

47

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

The net assets and shares outstanding of each Acquired Fund as of the close of business on the closing date of each reorganization and the number of shares issued in each reorganization by Municipal Fund were as follows:

Closing Date	Acquired Fund	Acquired Fund Shares Outstanding	Acquired Fund Net Assets	Municipal Fund Shares Issued

December 14, 2018	Massachusetts Fund	1,768,514	$25,238,430	1,951,416

December 14, 2018	Michigan Fund	1,500,065	$21,836,875	1,688,410

January 18, 2019	New Jersey Fund	2,579,166	$35,868,539	2,745,404

January 18, 2019	Ohio Fund	2,537,940	$33,611,079	2,572,612

January 18, 2019	Pennsylvania Fund	2,960,040	$40,019,819	3,063,142

March 22, 2019	Municipal Fund II	10,013,381	$131,418,955	9,833,779

The investment portfolios of the Acquired Funds were the principal assets acquired by Municipal Fund. For financial reporting purposes, assets received and shares issued by Municipal Fund were recorded at fair value; however, the identified cost of the investments received from the Acquired Funds were carried forward to align ongoing reporting of Municipal Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Investments and net assets immediately before each reorganization and combined net assets were as follows:

	Acquired Fund			Municipal Fund
	Investments, at value	Investments, at cost	Net Assets	Net Assets	Combined Net Assets

Massachusetts Fund	$38,996,775	$37,519,639	$25,238,430

Michigan Fund	$34,639,956	$33,730,348	$21,836,875

	$73,636,731	$71,249,987	$47,075,305	$877,422,524	$924,497,829

New Jersey Fund	$53,601,739	$51,263,517	$35,868,539

Ohio Fund	$52,616,041	$49,737,600	$33,611,079

Pennsylvania Fund	$62,673,308	$60,814,048	$40,019,819

	$168,891,088	$161,815,165	$109,499,437	$933,895,461	$1,043,394,898

Municipal Fund II	$205,943,186	$193,716,216	$131,418,955	$1,067,281,699	$1,198,700,654

Included in net assets of the Acquired Funds immediately before each reorganization were accumulated net realized gain (loss) and unrealized appreciation (depreciation) as follows:

	Accumulated Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)

Massachusetts Fund	$(193,263)	$1,477,136

Michigan Fund	$38,536	$909,608

New Jersey Fund	$(1,550)	$2,338,222

Ohio Fund	$107,900	$2,878,441

Pennsylvania Fund	$(1,646,291)	$1,859,260

Municipal Fund II	$(8,689,724)	$12,226,970

48

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

Assuming each reorganization had been completed on October 1, 2018, the beginning of Municipal Fund’s annual reporting period, Municipal Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$44,715,266

Net realized and unrealized gain	$85,302,373

Net increase in net assets from operations	$130,017,639

Because the combined investment portfolios have been managed as a single integrated portfolio since the closings of the reorganizations, it was not practicable to separate the amounts of revenue and earnings of each Acquired Fund since the time of each closing through September 30, 2019.

California Fund

At the close of business on December 14, 2018, California Fund acquired the net assets of Eaton Vance California Municipal Bond Fund II (California Fund II) pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by shareholders of California Fund II. Under the terms of the Plan, the common shares of California Fund II were, in effect, exchanged for new common shares of California Fund with an equal aggregate net asset value. The purpose of the reorganization was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

The net assets and shares outstanding of California Fund II as of the close of business on December 14, 2018 and the number of shares issued in the reorganization by California Fund were as follows:

California Fund II		California Fund
Shares Outstanding	Net Assets	Shares Issued

3,886,356	$46,853,792	3,987,531

The investment portfolio of California Fund II, with a fair value of $79,072,648 and identified cost of $76,841,447 was the principal asset acquired by California Fund. For financial reporting purposes, assets received and shares issued by California Fund were recorded at fair value; however, the identified cost of the investments received from California Fund II was carried forward to align ongoing reporting of California Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of California Fund immediately before the reorganization were $251,386,702. The net assets of California Fund II at that date of $46,853,792, including $5,045,990 of accumulated net realized losses and $2,231,201 of unrealized appreciation, were combined with those of California Fund, resulting in combined net assets of $298,240,494.

Assuming the reorganization had been completed on October 1, 2018, the beginning of California Fund’s annual reporting period, California Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$11,021,853

Net realized and unrealized gain	$20,231,175

Net increase in net assets from operations	$31,253,028

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of California Fund II since December 14, 2018 through September 30, 2019.

New York Fund

At the close of business on December 14, 2018, New York Fund acquired the net assets of Eaton Vance New York Municipal Bond Fund II (New York Fund II) pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by shareholders of New York Fund II. Under the terms of the Plan, the common shares of New York Fund II were, in effect, exchanged for new common shares of New York Fund with an equal aggregate net asset value. The purpose of the reorganization was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

49

Eaton Vance

Municipal Bond Funds

September 30, 2020

Notes to Financial Statements — continued

The net assets and shares outstanding of New York Fund II as of the close of business on December 14, 2018 and the number of shares issued in the reorganization by New York Fund were as follows:

New York Fund II		New York Fund
Shares Outstanding	Net Assets	Shares Issued

2,556,510	$31,246,579	2,456,514

The investment portfolio of New York Fund II, with a fair value of $53,007,450 and identified cost of $51,991,914 was the principal asset acquired by New York Fund. For financial reporting purposes, assets received and shares issued by New York Fund were recorded at fair value; however, the identified cost of the investments received from New York Fund II was carried forward to align ongoing reporting of New York Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of New York Fund immediately before the reorganization were $199,216,655. The net assets of New York Fund II at that date of $31,246,579, including $1,942,265 of accumulated net realized losses and $1,015,536 of unrealized appreciation, were combined with those of New York Fund, resulting in combined net assets of $230,463,234.

Assuming the reorganization had been completed on October 1, 2018, the beginning of New York Fund’s annual reporting period, New York Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$8,566,062

Net realized and unrealized gain	$13,775,428

Net increase in net assets from operations	$22,341,490

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of New York Fund II since December 14, 2018 through September 30, 2019.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

9  Subsequent Event

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, each Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of each Fund at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on January 7, 2021 and at any adjournments or postponements thereof.

50

Eaton Vance

Municipal Bond Funds

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

51

Eaton Vance

Municipal Bond Funds

September 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2020, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

Municipal Bond Fund	99.21%

California Municipal Bond Fund	99.07%

New York Municipal Bond Fund	98.81%

52

Eaton Vance

Municipal Bond Funds

September 30, 2020

Annual Meeting of Shareholders (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 16, 2020. The following action was taken by the shareholders:

Proposal 1.  The election of George J. Gorman, Helen Frame Peters, Marcus L. Smith and Susan J. Sutherland as Class III Trustees of each Fund for a three-year term expiring in 2023.

	Nominee for Trustee: George J. Gorman	Nominee for Trustee: Helen Frame Peters	Nominee for Trustee: Marcus L. Smith	Nominee for Trustee: Susan J. Sutherland

California Fund

For	16,145,821	16,195,612	16,146,083	16,191,889

Withheld	6,072,861	6,023,070	6,072,599	6,026,793

Municipal Fund

For	56,536,128	56,192,464	57,744,982	57,861,947

Withheld	13,188,485	13,532,149	11,979,631	11,862,666

New York Fund

For	13,385,790	13,395,703	13,308,158	13,393,738

Withheld	2,405,556	2,395,643	2,483,188	2,397,608

53

Eaton Vance

Municipal Bond Funds

September 30, 2020

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

54

Eaton Vance

Municipal Bond Funds

September 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

55

Eaton Vance

Municipal Bond Funds

September 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

56

Eaton Vance

Municipal Bond Funds

September 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements between each of the following funds:

•	Eaton Vance Municipal Bond Fund

•	Eaton Vance California Municipal Bond Fund

•	Eaton Vance New York Municipal Bond Fund

(the “Funds”) and Eaton Vance Management (the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

57

Eaton Vance

Municipal Bond Funds

September 30, 2020

Board of Trustees’ Contract Approval — continued

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, including recent changes in such personnel, where relevant. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Funds. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended September 30, 2019.

In this regard, the Board noted each Fund’s performance relative to its peer group and benchmark index for the three-year period, as follows:

Fund	Performance Relative to:
	Median of Peers	Index

Eaton Vance Municipal Bond Fund	Lower	Equal to

Eaton Vance California Municipal Bond Fund	Lower	Lower

Eaton Vance New York Municipal Bond Fund	Lower	Lower

The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. The Board noted certain actions taken by the Adviser to address the performance of each Fund and determined to continue to monitor and evaluate their effectiveness over time.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds, and, with respect to Eaton Vance California Municipal Bond Fund and Eaton Vance Municipal Bond Fund, certain factors identified by management in response to inquiries from the Contract Review Committee regarding each Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

58

Eaton Vance

Municipal Bond Funds

September 30, 2020

Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Funds are not continuously offered and that the Funds’ assets are not expected to increase materially in the foreseeable future. The Board did not find that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedules is warranted at this time.

59

Eaton Vance

Municipal Bond Funds

September 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Funds	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2023. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

60

Eaton Vance

Municipal Bond Funds

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class I Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2023. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class I Trustee	Until 2021. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2023. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2023. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

61

Eaton Vance

Municipal Bond Funds

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

62

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.   The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

63

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1453    9.30.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/19	9/30/20
Audit Fees	$75,300	$75,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,736	$12,226
All Other Fees(3)	$0	$0

Total	$90,036	$87,526

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/19	9/30/20
Registrant	$14,736	$12,226
Eaton Vance(1)	$59,903	$51,800

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of each Fund. Craig R. Brandon, portfolio manager of Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, Cynthia J. Clemson, portfolio manager of Eaton Vance Municipal Bond Fund, Christopher J. Eustance, portfolio manager of Eaton Vance New York Municipal Bond Fund and Trevor G. Smith, portfolio manager of Eaton Vance California Municipal Bond Fund are responsible for the overall and day-to-day management of each Fund’s investments.

Mr. Brandon is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Bond Fund since January 2014, of Eaton Vance New York Municipal Bond Fund since November 2005 and is Co-Director of the Municipal Investments Group. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of Eaton Vance Municipal Bond Fund since March 2014 and is Co-Director of the Municipal Investments Group. Mr. Eustance is a Vice President of EVM, has been a portfolio manager of Eaton Vance New York Municipal Bond Fund since December 2019 and has been a member of EVM’s municipal bond team since 2007. Mr. Smith is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Bond Fund since December 2019 and has been a member of EVM’s municipal bond team since 2010. Mr. Brandon and Ms. Clemson have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	15	$7,242.5	0	$0
Other Pooled Investment Vehicles	1	$9.9	0	$0
Other Accounts	2	$199.0	0	$0

Cynthia J. Clemson
Registered Investment Companies	9	$4,343.0	0	$0
Other Pooled Investment Vehicles	1	$9.9	0	$0
Other Accounts	2	$199.0	0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Christopher J. Eustance
Registered Investment Companies	9	$1,786.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Trevor G. Smith
Registered Investment Companies	8	$1,352.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Bond Fund
Craig R. Brandon	None
Trevor G. Smith	None

Municipal Bond Fund
Cynthia J. Clemson	None

New York Municipal Bond Fund
Craig R. Brandon	None
Christopher J. Eustance	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Bond Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 23, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 23, 2020